UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2005

Exact name of registrant as specified in its charter
Commission	and principal office address and	State of	I.R.S. Employer
File Number	telephone number	Incorporation	I.D. Number
0-49807	Washington Gas Light Company 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882

Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On September 28, 2005, the Board of Directors of Washington Gas Light Company (the Company), a wholly owned subsidiary of WGL Holdings, Inc., adopted an amendment to the Company’s Bylaws. The amendment to the Bylaws was effective on September 28, 2005.
The amendment to the Company’s Bylaws changed the date of the annual meeting of shareholders as provided in the Bylaws from the last Wednesday in the month of February in each year to the first Wednesday in the month of March in each year. Additionally, this amendment changed the location of the annual meeting of shareholders as provided in the Bylaws from George Washington University, Washington, D.C. to the National Press Club, Washington, D.C.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits
3(ii)	Text of amendment to Bylaws of Washington Gas Light Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Washington Gas Light Company (Registrant)
Date: September 29, 2005	/s/ Mark P. O’Flynn
Mark P. O’Flynn
Controller (Principal Accounting Officer)